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                                                                    Exhibit 5(b)

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

[LOGO of Prudential]                                                Annuities Service Center
                                                                    Insurance Licensed
                                                                    Registered Representative
                                                                    1-800-513-0805
                                                                    www.prudentialannuities.com

                                                                    Regular Mail Delivery
                                                                    Annuities Service Center
                                                                    P.O. Box 7960
                                                                    Philadelphia, PA 19176

Prudential                                                          Overnight Service, Certified or
Premier(R) Retirement                                               Registered Mail Delivery
Variable Beneficiary Annuity Application Form                       Prudential Annuities Service Center
For use by beneficiaries of annuities for exchange or transfer.     2101 Welsh Road
Annuities are issued by Pruco Life Insurance Company                Dresher, PA 19025


PRODUCT SELECTION =>  [_________]  ADVISOR VARIABLE ANNUITY

A Request for Required Distributions for Beneficiary Annuity Application form must be completed and submitted with this Application.

SECTION 1 OWNERSHIP INFORMATION

A. DECEDENT

Name (First, Middle, Last)                        Birth Date (Mo / Day / Yr)  SSN / TIN
[______________________________________________]  [_______/_______/________]  [_______________] [ ] Male [ ] Female

Date of Death (Mo / Day / Yr) [__________/_________/________]

Street Address                                     City                           State          ZIP

[_______________________________________________]  [___________________________]  [___________]  [___________]


   Source of Funds  [ ] Non-Qualified  [ ] IRA  [ ]SEP IRA  [ ] Roth IRA  [ ] 403(b)
                    [ ] Other [____________________________________________________]

B. BENEFICIAL OWNER

Name (First, Middle, Last)                        Birth Date (Mo / Day / Yr)  SSN / TIN
[______________________________________________]  [_______/_______/________]  [_______________] [ ] Male [ ] Female

Street Address                                     City                           State          ZIP

[_______________________________________________]  [___________________________]  [___________]  [___________]


[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [_________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [____________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

FOR BROKER/DEALER USE ONLY  Networking No.                      Annuity No. (If established)
                            [________________________________]  [_________________________________]

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SECTION 1 OWNERSHIP INFORMATION (CONTINUED)

C. TYPE OF OWNERSHIP

[ ] Individual [ ] UTMA/UGMA [ ] Trust* [ ] Other [_____________________________________________________]
    *lf the Owner is a Trust, you must complete and submit the Certificate of Entity form with this application.

If TRUST Ownership, only check one of the two boxes:

ENTITY/TRUST OWNERSHIP ONLY (NON-NATURAL PERSON), CHECK ONE OF THE TWO BOXES BELOW.
[ ] This is a GRANTOR TRUST for federal income tax purposes that meets IRC Sections 671-679.

Trust Date [________/_________/__________] (Mo / Day / Yr)

Name of Grantor (First, Middle, Last)                 SSN/TIN               Birth Date (Mo / Day / Yr)
[__________________________________________________]  [__________________]  [_________/_________/_______]

[ ] This is a QUALIFIED TRUST for federal income tax purposes that meets and complies with Treasury Regulations
Section 1.401(a)(9)-4.

Trust Date [________/_________/__________] (Mo / Day / Yr)

 Name of Oldest Beneficiary (First, Middle, Last)     SSN/TIN               Birth Date (Mo / Day / Yr)
[__________________________________________________]  [__________________]  [_________/_________/_______]

D. KEY LIFE

..    If the Beneficial Owner is an individual, the Key Life must be the Beneficial Owner. However, the Key Life cannot be changed.
     Accordingly, if you are completing this form as the Successor of an existing beneficiary asset, the Key Life must be the same as on the existing beneficiary asset that you are continuing (in this scenario the Key Life will be a deceased person).

..    If the Beneficial Owner is a Grantor Trust, the Key Life must be the Grantor.

..    If a Qualified Trust, the Key Life must be the oldest beneficiary under the applicable trust.

Name (First, Middle, Last)                Birth Date (Mo / Day / Yr)  SSN / TIN

[______________________________________]  [_______/________/_______]  [_______________]  [ ] Male [ ] Female

Street Address                              City                      State        ZIP
[________________________________________]  [______________________]  [_________]  [______________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [_________________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

SECTION 2 SUCCESSOR INFORMATION

Indicate classifications of each Successor. Percentage of benefit for all Primary Successors must total 100%. Percentage of benefit for all Contingent Successors must total 100%.

Name (First, Middle, Last)                                              Birth Date (Mo / Day / Yr)

[____________________________________________________________________]  [________/_________/_____________]

[ ] Primary     Relationship to Beneficial Owner                  SSN/TIN                  Percentage %
[ ] Contingent  [______________________________________________]  [_____________________]  [_____________]

Name (First, Middle, Last)                                              Birth Date (Mo / Day / Yr)

[____________________________________________________________________]  [________/_________/_____________]

[ ] Primary     Relationship to Beneficial Owner                  SSN/TIN                  Percentage %
[ ] Contingent  [______________________________________________]  [_____________________]  [_____________]

Name (First, Middle, Last)                                              Birth Date (Mo / Day / Yr)

[____________________________________________________________________]  [________/_________/_____________]

[ ] Primary     Relationship to Beneficial Owner                  SSN/TIN                  Percentage %
[ ] Contingent  [______________________________________________]  [_____________________]  [_____________]

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SECTION 3 ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

IMPORTANT: Proceeds from a Life Insurance Policy may not be used to fund the Beneficiary Annuity for which you are applying.

1.   DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] YES [ ] NO

     If yes, a State Replacement Form is required for NAIC model regulation states.

2.   WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE
     CONTRACTS? [ ] YES [ ] NO If yes, complete the information below and submit a State Replacement Form, if required.

3.   IS THE BENEFICIARY CURRENTLY RECEIVING PAYMENTS OR ALLOWANCES VIA A STRETCH OR LEGACY CONTRACT FROM ANOTHER
     CARRIER AND IS THAT CONTRACT(S) BEING LAPSED, SURRENDERED, SUBSTANTIALLY SURRENDERED OR OTHERWISE TERMINATED IN
     ORDER TO FUND THE CONTRACT BEING APPLIED FOR? [ ] YES [ ] NO If yes, complete the information below and submit a State
     Replacement Form, if required.

Company Name                                      Policy or Annuity Number     Year Issued
[______________________________________________]  [_________________________]  [_______________________]

B. TYPE OF CONTRACT BEING REQUESTED

[ ] Non-Qualified Beneficiary Annuity  [ ] Roth IRA Beneficiary Annuity  [ ] IRA Beneficiary Annuity

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY. Purchase Payment amounts may be restricted by Pruco Life;
please see your prospectus for details.

QUALIFIED CONTRACT PAYMENT TYPE                        NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).         Indicate type of initial estimated payment(s).

[ ] Transfer........... $ [_________________________]  [ ] 1035 Exchange................. $ [_________________________]
[ ] Direct Rollover.... $ [_________________________]
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SECTION 4 INVESTMENT SELECTION

A. INVESTMENT ALLOCATIONS

> You may allocate among any of the portfolios and MVA Options listed in BOXES 1, 2, 3, 4 or 5 in any percentage combination totaling 100%

INVESTMENTS SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

BOX 1 | ASSET ALLOCATION PORTFOLIOS %

     TRADITIONAL                                 TACTICAL                               ALTERNATIVE

[__] AST Balanced Asset Allocation          [__] AST CLS Growth Asset Allocation   [__] AST Academic Strategies
[__] AST Capital Growth Asset Allocation    [__] AST CLS Moderate Asset Allocation      Asset Allocation
[__] AST Fidelity Investments(R) Pyramis(R) [__] AST Horizon Growth Asset          [__] AST Advanced Strategies
     Asset Allocation                            Allocation                        [__] AST J.P. Morgan Strategic Opportunities
[__] AST Preservation Asset Allocation      [__] AST Horizon Moderate Asset        [__] AST Schroders Multi-Asset
[__] AST T. Rowe Price Asset Allocation          Asset Allocation                       World Strategies
[__] Franklin Templeton VIP Founding             QUANTITATIVE
     Funds Allocation Fund                  [__] AST First Trust Balanced Target
                                            [__] AST First Trust Capital
                                                 Appreciation Target                    BOX 1 TOTAL [_________] %

BOX 2 | BOND PORTFOLIOS %

[__] AST PIMCO Total Return Bond            [__] AST Western Asset Core Plus Bond       BOX 2 TOTAL [_________] %

BOX 3 | ADDITIONAL PORTFOLIOS %

     LARGE-CAP GROWTH                            MID-CAP GROWTH                         SMALL-CAP VALUE

[__] AST Goldman Sachs                      [__] AST Goldman Sachs Mid-Cap Growth  [__] AST Goldman Sachs Small-Cap Value
     Concentrated Growth                    [__] AST Neuberger Berman              [__] AST Small-Cap Value
[__] AST Jennison Large-Cap Growth               Mid-Cap Growth                         INTERNATIONAL EQUITY
[__] AST Marsico Capital Growth                  MID-CAP VALUE                     [__] AST International Growth
[__] AST MFS Growth                         [__] AST Mid-Cap Value                 [__] AST International Value
[__] AST T. Rowe Price Large-Cap Growth     [__] AST Neuberger Berman / LSV        [__] AST JP Morgan International Equity
     LARGE-CAP BLEND                             Mid-Cap Value                     [__] AST MFS Global Equity
[__] AST QMA US Equity Alpha                     FIXED INCOME                      [__] AST Parametric Emerging
     LARGE-CAP VALUE                        [__] AST High Yield                         Markets Equity
[__] AST AllianceBernstein Core Value       [__] AST Lord Abbett Bond-Debenture         SPECIALTY PORTFOLIO
[__] AST AllianceBernstein                  [__] AST Money Market                  [__] AST Cohen & Steers Realty
     Growth & Income                        [__] AST PIMCO Limited Maturity Bond   [__] AST Global Real Estate
[__] AST American Century                   [__] AST T. Rowe Price Global Bond     [__] AST T. Rowe Price Natural Resources
     Income & Growth                             SMALL-CAP GROWTH
[__] AST DeAM Large-Cap Value               [__] AST Federated Aggressive Growth
[__] AST Jennison Large-Cap Value           [__] AST Neuberger Berman
[__] AST Large-Cap Value                         Small-Cap Growth
                                            [__] AST Small-Cap Growth                   BOX 3 TOTAL [_________] %

Continued on next page

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SECTION 4 INVESTMENT SELECTION (CONTINUED)

B.INVESTMENT ALLOCATIONS

BOX 4 | PROFUND PORTFOLIOS %

     LARGE-CAP GROWTH                            SPECIALTY PORTFOLIO
[__] ProFund VP Large-Cap Growth            [__] ProFund VP Consumer Goods
     LARGE-CAP VALUE                        [__] ProFund VP Consumer Services
[__] ProFund VP Large-Cap Value             [__] ProFund VP Financials
     MID-CAP GROWTH                         [__] ProFund VP Health Care
[__] ProFund VP Mid-Cap Growth              [__] ProFund VP Industrials
     MID-CAP VALUE                          [__] ProFund VP Real Estate
[__] ProFund VP Mid-Cap Value               [__] ProFund VP Telecommunications
     SMALL-CAP GROWTH                       [__] ProFund VP Utilities
[__] ProFund VP Small-Cap Growth
     SMALL-CAP VALUE
[__] ProFund VP Small-Cap Value

                                                             BOX 4 TOTAL [_________] %

BOX 5 | MVA OPTIONS %

[__] 3-Year Guarantee Period                [__] 7-Year Guarantee Period

[__] 5-Year Guarantee Period                [__] 10-Year Guarantee Period

                                                             BOX 5 TOTAL [_________] %

                                                 CUMULATIVE (TOTAL 100%) [_________] %
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SECTION 5 E-DOCUMENTS

[ ]  By checking, providing my e-mail address below and signing Section 9, I consent to accept documents electronically for my variable annuity. E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

     I understand that I will receive documents including but not limited to: statements, confirmations, prospectuses and reports electronically, if available, until I notify Prudential that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there is no fee charged for paper copies, and I may be charged fees by other parties such as on-line charges in connection with using the e-Document service.

E-mail Address

[______________________________________________________________________________________________________________________]

SECTION 6 INSURANCE LICENSED REGISTERED REPRESENTATIVE AUTHORIZATION

IF NOT CHECKED we will assume that your answers are "YES" (except in Utah, where we will assume your answer is
"NO") to Perform Contract Maintenance and Provide Investment/Allocation Instructions. For definitions, see
Definitions and Disclosures.

DO YOU AUTHORIZE your Insurance Licensed Registered Representative to perform any of the designated activities below? [ ] Yes [ ] No

Please indicate what designated activities you authorize your Insurance Licensed Registered Representative to have:

[ ] PERFORM CONTRACT MAINTENANCE       [ ] PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS

SECTION 7 ADDITIONAL INFORMATION

If needed for:

.. Special Instructions  . Successors

[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
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SECTION 8 NOTICES & DISCLAIMERS

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FOR ANY ANNUITY ISSUED UNDER A GROUP CONTRACT: The Owner of the     MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR
group contract is the Pruco Life Insurance Variable Annuity         MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE
Trust, an out-of-state, discretionary trust under the regulation    OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT,
of Indiana law.                                                     FINES OR A DENIAL OF INSURANCE BENEFITS.

ARIZONA: Upon written request an insurer is required to provide,    NEW JERSEY: Any person who includes any false or misleading
within a reasonable time, factual information regarding the         information on an application for an insurance policy is subject
benefits and provisions of the annuity contract to the contract     to criminal and civil penalties.
owner.
                                                                    NORTH CAROLINA: NORTH CAROLINA RESIDENTS MUST RESPOND TO THIS
If for any reason you are not satisfied with this contract, you     QUESTION:
may return it to us within 10 days (or 30 days for applicants 65    1.  Did you receive a prospectus for this annuity?
or older) of the date you receive it. All you have to do is take        [ ] YES [ ] NO
it or mail it to one of our offices or to the representative who    2.  Do you believe the annuity meets your financial objectives
sold it to you, and it will be canceled from the beginning. If          and anticipated future financial needs?
this is not a variable contract, any monies paid will be returned       [ ] YES [ ] NO
promptly. If this is a variable contract, any monies paid will be
returned promptly after being adjusted according to state law.      OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an
CALIFORNIA: If any Participant(s)/Owner(s) (or Annuitant for        application or files a claim containing a false or deceptive
entity-owned contracts) is age 60 or older, you are required to     statement is guilty of insurance fraud.
complete the "Important Information for Annuities Issued or
Delivered in California" form.                                      OKLAHOMA: WARNING --Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the
COLORADO: It is unlawful to knowingly provide false, incomplete,    proceeds of an insurance policy containing any false, incomplete
or misleading facts or information to an insurance company for      or misleading information is guilty of a felony.
the purpose of defrauding or attempting to defraud the company.
Penalties may include imprisonment, fines, denial of insurance,     OREGON and VERMONT: --Any person who knowingly presents a
and civil damages.                                                  materially false statement in an application for insurance may be guilty of a criminal offense an subject to penalties under
Any insurance company or agent of an insurance company who          state law.
knowingly provides false, incomplete, or misleading facts or
information to a policy holder or claimant for the purpose of       PENNSYLVANIA: Any person who knowingly and with intent to
defrauding or attempting to defraud the policy holder or claimant   defraud any insurance company or other person files an
with regard to a settlement or award payable from insurance         application for insurance or statement of claim containing any
proceeds shall be reported to the Colorado Division of Insurance    materially false information or conceals for the purpose of
within the Department of Regulatory Agencies.                       misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and
FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE,        subjects such person to criminal and civil penalties.
DEFRAUD OR DECEIVE ANY INSURER, FILES A STATEMENT OF CLAIM OR AN
APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING          TENNESSEE, VIRGINIA, and WASHINGTON: It is a crime to knowingly
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.              provide false, incomplete or misleading information to an
                                                                    insurance company for the purpose of defrauding the company.
KENTUCKY: Any person who knowingly and with intent to defraud any   Penalties include imprisonment, fines, and denial of insurance
insurance company or other person files an application for          benefits.
insurance containing any materially false information or
conceals, for the purpose of misleading, information concerning     ALL OTHER STATES: Any person who knowingly and willfully
any fact material thereto commits a fraudulent insurance act,       presents a false or fraudulent claim for payment of a loss or
which is a crime.                                                   benefit or who knowingly and willfully presents false
                                                                    information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.
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SECTION 9 ACKNOWLEDGEMENTS AD SIGNATURE(S)

[ ]  By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc
     (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate contract investment options, are variable and not guaranteed as to a dollar amount;

..    I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

..    I acknowledge that I have received a current prospectus for this annuity.

..    Amounts allocated to an MVA Option may be subject to a Market Value Adjustment if withdrawn or transferred at any time other than during the 30 day period prior to the MVA Option's Maturity Date. See prospectus for details.

     NOTE: FOR TRUST OWNED APPLICATIONS: THIS APPLICATION MUST BE ACCOMPANIED BY A COMPLETED CERTIFICATE OF ENTITY OWNERSHIP FORM.

REQUIRED =>  State where signed [________________]
                                (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS
                                FORM MAY BE REQUIRED.)

BENEFICIAL OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[ ]  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGN HERE =>       Beneficial Owner                                 Date
                   [_____________________________________________]  [__________________________________]
                                                                    Month / Day / Year

SIGN HERE =>       For Trust Owned Agreements: Key Life             Date
                   [_____________________________________________]  [__________________________________]
                                                                    Month / Day / Year

TITLE (IF ANY) =>
                   [_____________________________________________]
                   If signing on behalf of an entity, you must indicate your official title / position with the entity;
                   if signing as a Trustee for a Trust, please provide the Trustee designation.
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SECTION 10 INSURANCE LICENSED REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. INSURANCE LICENSED REGISTERED REPRESENTATIVE

Name (First, Middle, Last)

[_______________________________________________________________________________________________________][_______________%]

ID Number                                   Telephone Number                 E-mail

[________________________________________]  [_____________________________]  [____________________________________________]

Name (First, Middle, Last)

[_______________________________________________________________________________________________________][_______________%]

ID Number                                   Telephone Number                 E-mail

[________________________________________]  [_____________________________]  [____________________________________________]

B. BROKER/DEALER

Name

[_________________________________________________________________________________________________________________________]

C. REQUIRED QUESTIONS

Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
[ ] Yes [ ] No

Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
If yes, submit a State Replacement Form, if required.
[ ] Yes [ ] No

IMPORTANT: Proceeds from a Life Insurance Policy may not be used to fund the Beneficiary Annuities.

INSURANCE LICENSED REGISTERED REPRESENTATIVE STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Beneficial Owner. I believe this variable annuity is suitable given the Beneficial Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT.
I ACKNOWLEDGE THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.


SIGN HERE =>  Insurance Licensed Registered Representative Signature        Date
              [__________________________________________________________]  [_________________________________]
                                                                            Month / Day / Year

SIGN HERE =>  Insurance Licensed Registered Representative Signature        Date
              [__________________________________________________________]  [_________________________________]
                                                                            Month / Day / Year

PLEASE SELECT => For Insurance Licensed Registered Representative Signature Use Only. Please contact your home office with any questions.
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DEFINITIONS AND DISCLOSURES

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You are advised to consult the prospectus or Annuity for           SUCCESSORS
explanations of any of the terms used or contact Pruco Life with
any questions.                                                     . The Beneficial Owner reserves the right to change the Successor unless the Beneficial Owner notifies Pruco Life in writing that
AUTHORIZATION                                                        the Successor designation is irrevocable.

In Section 6, you may grant or deny your Insurance Licensed        . If an Attorney-in-Fact signs the enrollment, the
Registered Representative access to your Annuity Account             Attorney-in-Fact may only be designated as a Successor if the
Information and give that person the ability to perform the          Power-of-Attorney instrument and the relevant state law permit
activities you have selected.                                        it.
                                                                   DEATH BENEFIT
Neither Pruco Life nor any person authorized by Pruco Life will
be responsible for, and you agree to indemnify and hold Pruco      Death benefit proceeds, if any, are payable in equal shares to
Life harmless from and against, any claim, loss, taxes, penalties  the surviving Successors in the appropriate Successor class
or any other liability or damages in connection with, or arising   unless you request otherwise.
out of, any act or omission if we acted on an authorized
individual's instructions in good faith and in reliance on this    e-DOCUMENTS
Authorization.
                                                                   If the e-Documents service is elected, the Beneficial Owner will
The designated activities are defined as follows:                  not receive paper documents, unless paper documents are
1. Perform CONTRACT Maintenance - "Contract Maintenance" is        specifically requested. You must include the e-mail address of
   currently limited to the following: changes to the              the Beneficial Owner who will be notified by e-mail when
   Address-of-Record for the Owner(s); increasing or decreasing    documents are available for viewing on the Prudential Web site.
   systematic investment amounts under a Systematic Investment     You may update your subscription information, change your e-mail
   program and termination of a Systematic Investment Program;     address, and revoke consent or obtain a paper copy of any
   increasing or decreasing systematic withdrawal amounts or       document by contacting ANNUITIES SERVICE CENTER at 1-800-513-0805
   changing the frequency of a systematic withdrawal under a       or by e-mail at service@prudential.com. The availability of
   Systematic Withdrawal program and termination of a Systematic   certain e-Documents may be subject to change. Pruco Life will
   Withdrawal program. Additional maintenance activities may be    notify you regarding changes to the types of documents offered
   available in the future.                                        electronically for viewing.

2. Provide Investment/Allocation Instructions -                    Consent will be withdrawn upon due proof of your death, if all of
   "Investment/Allocation Instructions" includes all activities    your contracts are fully surrendered or when you notify us that
   which affect the investment of your Account Value in the        you are revoking your consent to e-Documents service.
   Sub-Accounts available (consult your current prospectus).
   These activities include transfers between Sub-Accounts;        WITHHOLDING STATEMENT
   changes in Standing Allocation initiating, terminating or
   making changes to allocation instructions, where applicable,    Federal and some state laws require that Pruco Life withhold
   for Optional Programs such as Systematic Withdrawals,           income tax from certain cash distributions, unless the recipient
   Automatic Rebalancing, Dollar Cost Averaging and Fixed          requests that we not withhold. You may not opt out of withholding
   Option renewal.                                                 unless you have provided Pruco Life with a U.S. residence address and a Social Security Number/Taxpayer Identification Number.
This authorization may be revoked by calling 1-800-513-0805.
Proper identification of the caller will be required to revoke     If you request a distribution that is subject to withholding and
this authorization.                                                do not inform us in writing NOT to withhold Federal Income Tax
Note: This section cannot be used for Third Party Investment       before the date payment must be made, the legal requirements are
Advisor authorizations.                                            for us to withhold tax from such payment.

KEY LIFE                                                           If you elect not to have tax withheld from a distribution or if the amount of Federal Income Tax withheld is insufficient, you
The Key Life is the person whose life expectancy is used to        may be responsible for payment of estimated tax. You may incur
determine payments. The Key Life may not be changed. You may not   penalties under the estimated tax rules if your withholding
name a contingent Key Life.                                        estimated tax payments are not sufficient. For this purpose you may wish to consult with your tax advisor.
QUALIFIED TRUST
                                                                   Some states have enacted state tax withholding. Generally,
By indicating that the owner is a qualified trust, you are         however, an election out of Federal withholding is an election
representing that all of the following criteria have been met:     out of state withholding.

a. The trust is valid under state law;                             SITUS RULES
b. The trust is irrevocable or will, by its terms, become
   irrevocable upon the death of the participant;                  Contracts solicited, signed and issued outside of the client's
c. The beneficiaries of the trust who are beneficiaries with       resident state require that a fully completed Situs Form be
   respect to the trust's interest in the employee's benefit       submitted with the application. In the event that the financial
   must be identifiable from the trust instrument;                 professional is licensed in both the client's resident state and
d. All required documentation has been provided to the plan        the state of solicitation, and where the Situs Form criteria is
   administrator;                                                  not applicable, the annuity may be issued in the client's
e. All trust beneficiaries are individuals; and                    resident state. The Additional Information Section of the
f. The trustee of the trust that is named as beneficiary has       application should be noted to reflect that the contract should
   supplied all required documentation to the plan administrator   be issued in the client's resident state and not the state of
   (or in the case of IRA, the IRA trustee, custodian, or issuer)  signing.
   by October 31 of the year following the year of the
   participant's death and is in compliance with                   Please note that all state specific requirements apply to the
   Reg. (S) 1.401(a)(9)-4, A-6(b)(1).                              state in which the contract is being issued.

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                                                                   logo and the Rock Prudential logo are registered service marks of
                                                                   The Prudential Insurance Company of America and its affiliates.
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